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                                                                   EXHIBIT 10.19
                               SECURITY AGREEMENT

         AGREEMENT dated as of November 30, 2000, by and between SYSTEMONE TECHNOLOGIES INC., a corporation duly organized and validly existing under the laws of the State of Florida (hereinafter referred to as the "Borrower"), and the undersigned HANSA FINANCE LIMITED LIABILITY COMPANY, a limited liability company duly organized and validly existing under the laws of the State of Delaware (hereinafter referred to as the "Lender").

                              W I T N E S S E T H:

         WHEREAS, under the terms and conditions of a Revolving Credit Loan Agreement dated as of November 30, 2000 (together with all amendments, supplements, restatements and other modifications, if any, from time to time hereafter made thereto, the "Loan Agreement") between the Borrower and the Lender, the Lender has agreed to advance to the Borrower up to the aggregate principal amount of $5,000,000 (hereinafter referred to as the "Loan"), which Loan is to be evidenced by a certain Revolving Credit Note dated the date hereof (hereinafter referred to as the "Note"), with payment of the Note and any other obligations of the Borrower to the Lender to be secured as provided for in the Loan Agreement;

         WHEREAS, pursuant to the Loan Agreement, the Borrower has agreed to execute and deliver to the Lender this Security Agreement granting the Lender a first priority lien on and security interest in the Collateral herein described to secure the Borrower's payment and discharge of all of its obligations under the Loan Agreement and the Notes;

         NOW, THEREFORE, in consideration of the premises and agreements hereinafter set forth, the parties hereto hereby agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following additional terms shall have the following meanings, unless the context indicates otherwise:

         (i) The term "BORROWER" shall have the meaning ascribed and assigned to such term as set forth in the preamble of this Agreement.

         (ii) The term "COLLATERAL" shall mean all of the Borrower's right, title and interest in, to and under all Equipment, Inventory, Receivables and Related Contracts, Intellectual Property Collateral, and Investment Property; all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing; and all of the Borrower's



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other property and rights of every kind and description and interests therein;
and all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral, including, without limitation, all payments under insurance, and any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral). The security interest hereby claimed relates to all of the foregoing types of Collateral, whether now owned or hereafter acquired or arising. The claim of proceeds shall not be construed to be a consent to the disposition of any of the foregoing Collateral. Non-capitalized terms used herein to describe the Collateral shall have the definitions used in the Uniform Commercial Code.

         (iii) The term "COMPUTER HARDWARE AND SOFTWARE COLLATERAL" shall mean:
(a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware; (b) all software programs (including both source code, object code and all related applications and data files), whether now or hereafter owned by the Borrower, designed for use on the computers and electronic data processing hardware described in clause (a) immediately preceding; (c) all licenses and leases of software programs; (d) all firmware associated therewith; (e) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in clauses (a) through
(c) immediately preceding; and (f) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

         (iv) The term "COPYRIGHT COLLATERAL" shall mean all copyrights of the Borrower, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world, including all of the Borrower's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world, including, without limitation, as set forth in SCHEDULE 1 annexed hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Schedule 1, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

         (v) The term "DEPOSIT ACCOUNT" shall have the meaning assigned and ascribed to such term under Section 5 hereof.



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         (vi) The term "EQUIPMENT" shall mean all equipment in all of its forms of the Borrower, wherever located, including all machinery, components, parts and accessories installed thereon or affixed hereto and all parts thereof, and all fixtures and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor.

         (vii) The term "INTELLECTUAL PROPERTY COLLATERAL" shall mean, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral, and all general intangibles not described under Paragraph
(xvi) of this Section 1.

         (viii) The term "INVENTORY" shall mean all inventory in all of its forms of the Borrower, wherever located, including, without limitation: (a) all merchandise, goods and other personal property which are held for sale or lease, all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof; (b) all goods in which the Borrower has an interest in mass or a joint or other interest or right of any kind (including goods in which the Borrower has an interest or right as consignee); and (c) all goods which are returned to or repossessed by the Borrower; and all accessions thereto, products thereof and documents therefor.

         (ix) The term "INVESTMENT PROPERTY" shall mean all Securities (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts and commodity accounts of the Borrower, whether now owned or hereafter acquired by the Borrower.

         (x) The term "LENDER" shall have the meaning ascribed and assigned to such term as set forth in the preamble of this Agreement.

         (xi) The term "LOAN" shall have the meaning ascribed and assigned to such term as set forth in the first recital of this Agreement.

         (xii) The term "LOAN AGREEMENT" shall have the meaning ascribed and assigned to such term as set forth in the first recital of this Agreement.

         (xiii) The term "NOTE" shall have the meaning ascribed and assigned to such term in the first recital of this Agreement.

         (xiv) The term "OBLIGATIONS" shall mean all of the obligations on the part of the Borrower to be performed under the Loan Agreement, the Note and this Agreement, as may from time to time be amended, supplemented, restated and otherwise modified.

         (xv) The term "PATENT COLLATERAL" shall mean: (a) all letters patent and applications for letters patent throughout the world, including all patent


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applications in preparation for filing anywhere in the world and including each patent and patent application referred to in SCHEDULE 2 annexed hereto; (b) all patent licenses, including each patent license referred to in Schedule 2; (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clauses (a) and (b) above; and (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in
Schedule 2, and for breach or enforcement of any patent license, including any patent license referred to in Schedule 2, and all rights corresponding thereto throughout the world.

         (xvi) The term "RECEIVABLES AND RELATED CONTRACTS" shall mean all accounts (including all bank accounts, collection accounts and concentration accounts, together with all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such accounts), contracts, contract rights, chattel paper, documents, instruments, rights to receive payment and general intangibles of the Borrower (including invoices, contracts, rights, accounts receivable, notes, refunds, indemnities, undertaking and all other obligations owing to the Borrower from any person), whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the Borrower now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles, and all rights of the Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty of any nature whatsoever.

         (xvii) The term "SECURITIES" shall mean any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which: (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer;
(b) are one of a class or series or by its terms is divisible into a class or series of shares, participation, interests or obligations; and (c)(i) are, or are of a type, dealt with or trade on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the Uniform Commercial Code.

         (xviii) The term "TRADEMARK COLLATERAL" shall mean: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like




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nature (all of the foregoing items in this clause (a) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United State Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in SCHEDULE 3 annexed hereto; (b) all Trademark licenses, including each Trademark license referred to in Schedule 3; (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b) immediately preceding; (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b) immediately preceding; and (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Schedule 3, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

         (xix) The term "TRADE SECRETS COLLATERAL" shall mean common law and statutory trade secrets and all other confidential or proprietary information and all know-how obtained by or used in or contemplated at any time for use in the business of the Borrower (all of the foregoing being collectively called a "TRADE SECRET"), whether or not such Trade Secret has been reduced to a writing or to the tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

         (xx) The term "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code, as enacted in any jurisdiction in which perfection of the security interest granted to the Lender hereunder is required.

         2. CREATION OF SECURITY INTEREST. As an inducement to the Lender to enter into the Loan Agreement, to make the Loan, and to secure prompt payment, performance and discharge in full of all the Obligations, the Borrower hereby unconditionally and irrevocably grants to the Lender a continuing security interest in, a lien upon and a right of set-off against all of the Collateral, which shall be senior and first-in-right with respect to all other security interests and liens. Upon the payment, performance and discharge in full of all Obligations, the security interest granted herein shall expire.

         3. FINANCING STATEMENTS. The right is expressly granted to the Lender in its sole discretion, to file one or more financing statements without the signature of the Borrower under the Uniform Commercial Code, naming the Borrower as debtor under Section 2 hereof and the Lender as a secured party and


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indicating therein the items to be secured, or any of them, herein specified, and such other documentation shall be reasonably required by the Lender so as to perfect the security interest granted to the Lender hereunder pursuant to the laws of any jurisdiction in which such perfection is required. The Borrower will, upon request by the Lender, execute such financing statements and other notices, affidavits or other documents as the Lender may deem necessary to protect its security interest granted under Section 2 hereof. The Borrower will not file or authorize or permit to be filed in any jurisdiction any such financing or like statement, with respect to the Collateral in which the Lender is not named as the secured party or grant or permit the placing upon the Collateral of any lien other than that granted hereby except as expressly provided in this Agreement. All filing costs under this Section 3 shall be borne by the Borrower.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Borrower hereby represents and warrants to, and covenants with, the Lender that:

                  (a) The Borrower (i) has, and shall have at all times hereafter until all of the Obligations shall have been paid in full, good and marketable title to the Collateral and (ii) owns, and shall own at all times hereafter until all of the obligations shall have been paid in full, the Collateral and each such item free and clear of all liens, charges, encumbrances, taxes and assessments of any kind or nature whatsoever and except as permitted under the Loan Agreement and hereunder. Without limiting the generality of the foregoing, the Factoring Agreement, License Agreement and Security Agreement Supplement, each dated November 26, 1997, between Capital Factors, Inc. and the Borrower, and the Loan and Security Agreement dated as of May 17, 1999 between Capital Business Credit, a division of Capital Factors, Inc (as assigned to Guaranty Business Credit Corporation), and the Borrower, as amended, are no longer in effect and any and all security interests granted thereunder have been or will be discharged (and the Borrower has taken or will take all actions necessary to discharge such security interests, including but not limited to filing one or more termination statements under the Uniform Commercial Code, as enacted in any jurisdiction where such security interest has been perfected). The Borrower shall preserve the Collateral and abstain from and not permit the commission of waste with regard thereto; and shall not sell, lease or otherwise transfer or dispose of any of the Collateral except: (I) (x) sales of Inventory or dispositions of obsolete assets, (y) licensing of Intellectual Property Collateral and (z) sales of the Royalty (as defined in the Loan Agreement), or part thereof, in each case under clauses (x), (y) and (z) immediately preceding in the ordinary course of business to third parties not constituting Affiliates (as defined in the Loan Agreement) of the Borrower and



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for consideration equal to the fair market value thereof (the interest so conveyed to any third party to be free of the lien of this Agreement), and (II) except as permitted by Section 5. For purposes hereof, performance by the Borrower of the Safety-Kleen Agreement (as defined in the Loan Agreement) shall not be deemed prohibited by this Agreement, nor shall Safety-Kleen Systems Inc. nor any Affiliate thereof be deemed an Affiliate of the Borrower by virtue of its holding of the warrant issued by the Borrower pursuant to the Safety-Kleen Agreement or of the shares underlying such warrant. The Borrower shall at all times maintain the liens and security interests provided for hereunder as valid and perfected liens and security interests in the Collateral, and each item thereof, hereby granted to the Lender, senior and first-in-right with respect to all other security interests and liens and shall safeguard and protect the Collateral, and all items thereof, for the account of the Lender.

         (b) Without limiting the generality of the foregoing, all Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is valid and enforceable; the Borrower has made all necessary filings and recordations to protect its interest in the Intellectual Property Collateral, including recordation of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world, and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world; in the case of any Intellectual Property Collateral that is owned by the Borrower, the Borrower is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral (subject to the provisions of the Safety-Kleen Agreement and any licenses permitted by Section 4(a) hereof) and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; (iv) in the case of any Intellectual Property Collateral that is licensed, the Borrower is in compliance with the terms of such license; and the Borrower has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable. The foregoing provisions of this Paragraph (a) shall not require filings and recordations with respect to Intellectual Property Collateral outside of the United States in any jurisdiction which, individually or in the aggregate with any other jurisdiction in which such filings are not made, is not material to the business, operations or financial position of the Borrower. The Borrower owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in or necessary for the conduct of the Borrower's business. Schedules 1, 2 and 3 constitute true and complete lists of, respectively, the Borrower's Copyright Collateral, Patent Collateral and Trademark Collateral.



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         (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than the filing of financing statements under the Uniform Commercial Code, the filing of this Agreement with the United States Patent and Trademark Office and the filing of this Agreement with the United States Copyright Office) is required either:
(i) for the grant by the Borrower of the security interest granted hereby or for the execution, delivery and performance of this Agreement by the Borrower; or
(ii) for the perfection of or the exercise by the Lender of its rights and remedies hereunder.

         (d) The Borrower shall comply in all material respects with all applicable national, federal, county, municipal and other laws, ordinances, rules, and regulations now in force or hereafter enacted with respect to the ownership or use of the Collateral.

         (e) Each account included in the Collateral shall be evidenced by such invoices, shipping documents, or other instruments ordinarily used in the trade as shall be reasonably satisfactory to the Lender; each such item shall be a valid and legally binding obligation of the account debtor, not subject to credit, allowance, offset, defense, counterclaim or adjustment by the account debtor, except discounts allowed for prompt payment or credits or allowances in the ordinary course of business; and all representations made by the Borrower to the Lender with reference to the description, content or valuation of any or all such items shall be true and correct.

         (f) The Borrower shall from time to time execute and deliver to the Lender in such form and manner required by the Lender, such confirmatory schedules of accounts included in the Collateral, and other appropriate reports designating, identifying and describing the Collateral. The Borrower shall furnish the Lender with schedules of agings of such accounts in such form and at such intervals as the Lender may from time to time specify. In addition, the Borrower shall provide to the Lender copies of agreements with, or purchase orders from the Borrower's customers and copies of invoices to customers, proof of shipment or delivery and such other documentation and information relating to the accounts as the Lender may require.

         (g) With respect to the Intellectual Property Collateral, the Borrower shall not do any act, or omit to do any act, whereby: (i) any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable; (ii) any of the Trademark Collateral may lapse or become invalid or unenforceable; or (iii) any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain. The Borrower shall not file an application for the registration of any Intellectual Property Collateral with the United States Patent and



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Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Lender and, upon request of the Lender, executes and delivers any and all agreements, instruments, documents and papers as the Lender may reasonably request to evidence the Lender's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of the Borrower relating thereto or represented thereby.

         (h) The Borrower shall defend the Collateral against all claims and demands of all other persons at any time claiming the same or an interest therein and shall pay promptly when due all taxes and assessments upon the Collateral, provided, however, that it shall not be required to pay any such tax or assessment if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings, and if required under generally accepted accounting principles, if it shall have set aside on its books reserves (segregated to the extent required by sound accounting practice) reasonably deemed by it adequate with respect thereto. At its option in its reasonable discretion, the Lender may discharge any or all taxes, liens or other encumbrances at any time levied against or placed on the Collateral, all of which amounts shall become part of the Obligations. The Borrower shall not, except in the ordinary course of business, consistent with past practices, compromise, discharge, extend the time for payment or otherwise grant any indulgence or allowance with respect to any account included in the Collateral without the prior written consent of the Lender, which consent shall not unreasonably be withheld.

         (i) The Borrower shall maintain insurance coverage in accordance with good business practice against loss or damage to the Collateral by fire and other hazards, with such insurance carriers as are reasonably satisfactory to the Lender. In the event of loss or damage in any material respect to such Collateral as shall constitute tangible property, the Borrower shall give immediate written notice thereof to the Lender. In such events, the Borrower shall promptly adjust or compromise any loss claims under the insurance and replace such Collateral or apply the proceeds to the outstanding obligations to the Lender. If the Borrower fails to promptly adjust or compromise any loss claims under the insurance (other than for valid business purposes), the Lender shall have the right at its reasonable election, to adjust or compromise any such loss claims under such insurance.

         (j) The Borrower shall at all times keep accurate and complete books and records of the Collateral in such detail, form and scope as the Lender shall reasonably require, and shall maintain the same at its principal place of business. Such books and records shall be maintained in accordance with recognized, good accounting principles and practices and in a manner reasonably satisfactory to the Lender. The Lender or any of its respective agents shall have the right to call at the Borrower's place or places of business upon reasonable prior notice and at intervals to be determined by such Lender and without hindrance or delay, to inspect, audit, make verifications (including


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those with account debtors) and otherwise check and make extracts from such books and records (including, without limitation, orders, receipts, correspondence and other data) relating to the Collateral or to any other transactions among the parties hereto, subject to the Lender's agreement to maintain any confidential or proprietary information of the Borrower in accordance with the same confidentiality procedures applied by the Lender with respect to its own confidential information (such agreement not to extend to any information: (i) already in the Lender's possession without obligation of confidentiality, (ii) developed independently, (iii) obtained from a source other than the Borrower without obligation of confidentiality, (iv) publicly available when received or thereafter becoming publicly available through no fault of the Lender, or (v) disclosed by the Borrower to another party without obligation of confidentiality). If requested by the Lender, the Borrower shall mark its records concerning accounts included in the Collateral in a manner satisfactory to the Lender to show the security interest of the Lender therein.

         (k) The Borrower's complete legal name is as first set forth above, and the Borrower does not utilize or do business under any tradename. The Borrower's principal place of business, and the location of its records of accounts, is as set forth hereinafter. The Borrower's principal place of business is leased under the Miami Lease (as defined in the Loan Agreement) from United Capital Holdings Corporation. The Borrower maintains such additional places of business as are listed in the attached SCHEDULE 4 annexed to this Agreement. The Borrower shall not without at least 30 days prior written notice to the Lender change its principal place of business, change the location of its records of the Collateral, nor open any new places of business or close any existing places of business, or change its name or any tradename, in any such case which would require the filing of an additional financing statement or statements, or other documentation, then or at any time in the future required to preserve the security interest of the Lender in any items of the Collateral.

         5. ESTABLISHMENT OF DEPOSIT ACCOUNT.

                  (a) The Lender hereby authorizes the Borrower to collect all of its accounts; provided, however, that upon request by the Lender at any time during the existence of an Event of Default under the Loan Agreement, all proceeds of the Collateral collected and received by the Borrower shall be held in trust for the Lender and delivered by the Borrower as directed by the Lender, within two business days of receipt, in exactly the form in which received (except for the addition thereto of the endorsement of the Borrower when and where necessary to permit collection thereof, which endorsement the Borrower agrees to make). Such proceeds so delivered shall be deposited in and credited to a special account (herein referred to as the "Deposit Account") maintained by the Lender in a bank located in New York City which is a member of the Federal Deposit Insurance Corporation, over which the Lender alone (or its nominee) shall have the power of application and withdrawal. The Borrower shall not


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commingle any such proceeds with any of its other funds or property, and shall hold them separate and apart from any other funds or property in trust for the Lender until deposit thereof is made in the Deposit Account. The Lender shall promptly apply the collected proceeds of the Collateral on deposit in the Deposit Account to the payment in full or in part of the principal of and interest on any of the Obligations, in such order and in such manner as the Lender shall determine consistent with Section 7(b)(vi) hereof. Any portion of such collected proceeds which the Lender elects not to apply and which it deems not required as security shall be paid over from time to time by the Lender to the Borrower.

                  (b) The authority given to the Borrower in Paragraph (a) immediately preceding to collect its accounts shall terminate upon the occurrence and during the continuation of an Event of Default (as hereinafter defined). Upon the occurrence and during the continuation of an Event of Default, if requested by the Lender in writing, the Borrower shall forthwith notify all of its account debtors that its accounts have been assigned to and shall be payable as directed by the Lender, and shall indicate on all billings therefor that all payments thereon shall be made as directed by the Lender. The Lender may, at any time upon the occurrence of an Event of Default and at any time thereafter during the continuation of an Event of Default, in the name of the Lender: (i) notify any and all account debtors that the Borrower's accounts have been assigned to the Lender and that any payment on account thereof shall be made as directed by the Lender; (ii) collect, compromise, endorse, sell, assign, discharge, or extend the time for payment of, any such account; (iii) institute legal action for the collection of any such account, and (iv) do all acts and things incidental thereto, all of which are hereby approved by the Borrower.

         6. ACTION OF THE LENDER. Should any covenant, duty, or agreement of the Borrower fail to be performed in accordance with its terms hereunder, the Lender may perform or attempt to perform such covenant, duty or agreement on behalf of the Borrower, and any amount expended by the Lender in such performance or attempted performance together with interest thereon at the rate then provided for in the Loan Agreement, shall become a part of the Obligations secured by this Agreement, and, at the request of the Lender, the Borrower covenants and agrees to promptly pay such amount to the Lender; provided, that the Lender shall not assume and shall never have any liability for the performance of any duties of the Borrower under or in connection with the Collateral, or any part thereof, or under any transaction, agreement, or contract out of which the Collateral, or any part thereof, may arise. If any account debtor of an account



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fails or refuses to make payment thereon when due, the Lender is authorized, in its discretion, either in its own name or in the name of the Borrower, to take such action as the Lender shall deem appropriate for the collection of any proceeds of the Collateral with respect to which a delinquency exists. Regardless of any other provision hereof, however, the Lender shall not be liable for its failure to collect, or for its failure to exercise diligence in the collection of any proceeds of an account, and shall not be under any duty whatsoever to anyone except to account for the funds that it shall actually receive hereunder.

         7. EVENTS OF DEFAULT. (a) The following events shall be "Events of Default":

                  (i) An Event of Default under the Loan Agreement; or

                  (ii) Any representation, warranty, certification or statement made by the Borrower hereunder shall prove to have been incorrect in any material respect when made.

                  (b) Upon occurrence of any of the above Events of Default and at any time thereafter during the continuation of an Event of Default the Lender may accelerate all of the Obligations secured hereby and the Lender shall have all the rights and remedies of secured parties under the Uniform Commercial Code as in effect in the State of Florida (whether or not in effect in the jurisdiction where the rights and remedies are asserted) and/or any other applicable law as to the Collateral, or any part thereof, of any other jurisdiction as to the Collateral, or any part thereof, therein located (whether or not such other law applies to the affected Collateral) and shall further have, in addition to all other rights and remedies provided herein, by the Loan Agreement or by law, the following rights and powers:

                  (i) The Lender is authorized to take possession of the Collateral, and any and all items thereof, and, for that purpose, may enter, with the aid and assistance of any person or persons, any premises where records related to the Collateral, or any part thereof, are, or may be, placed and remove the same;

                  (ii) At the Lender's request, the Borrower shall assemble the records related to the Collateral and make it available to the Lender at places which the Lender shall select, whether at the Borrower's premises or elsewhere;

                  (iii) The Lender's obligation, if any, to give additional credit of any kind to the Borrower shall immediately terminate.

                  (iv) The Lender shall have the right from time to time to (A) sell, resell, assign and deliver all or any part of the Collateral for cash, for credit or for other property, for immediate or future delivery, and for such price or prices as the Lender shall reasonably determine, (B) adjourn any such sale or cause the same to be adjourned from time to time to a subsequent time and place announced at the time and place fixed for the sale, and (C) carry out any agreement to sell the Collateral, or any part thereof, in accordance with the terms of such agreement, notwithstanding the fact that after the Lender shall have entered into such an agreement, the Note and other Obligations due under the Loan Agreement may have been paid in full;

                  (v) Upon each such sale, the Lender may, unless prohibited by applicable statute which cannot be waived, bid for and purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Borrower, which are hereby waived and released;

                  (vi) The proceeds of any such sale or other disposition of the Collateral, or any part thereof, shall be applied, first, to the expenses of retaking, holding, processing and preparing for sale, selling, and the like, and to the reasonable attorneys' fees and legal expenses incurred by the Lender and then to satisfaction of the Obligations and to the payment of any other amounts required by applicable law, after which the Lender shall account to the Borrower for any surplus proceeds. If, upon the sale or other disposition of the obligations, or any part thereof, the proceeds thereof are insufficient to pay all amounts to which the Lender is legally entitled, the Borrower will be liable for the deficiency, together with interest thereon, at the rate prescribed in the Loan Agreement, and the reasonable fees of any attorneys employed by the Lender to collect such deficiency. To the extent permitted by applicable law, the Borrower waives all claims, damages, and demands against the Lender arising out of the repossession, removal, retention or sale of the Collateral, or any part thereof.

         8. THE LENDER AS ATTORNEY-IN-FACT. The Borrower hereby constitutes and appoints the Lender and its respective successors and assigns, the true and lawful attorney or attorneys of the Borrower, with full power of substitution, for it and in its name and stead or otherwise during the existence of an Event of Default:

                  (a) to institute and prosecute from time to time, any proceedings at law, in equity or otherwise, that the Lender, its respective successors or assigns, may deem proper in order to assert or enforce any claim, right or title of any kind in and to the Collateral, or any part thereof, and to defend and compromise any and all actions, suits or proceedings in respect of the Collateral, or any part thereof;

                  (b) to receive, take, endorse, sign, assign and deliver any and all checks, notes, drafts, and other documents or instruments relating to the Collateral, or any part thereof;

                  (c) to transmit to account debtors notice of the interest of the Lender therein and to request from such customers at any time, in the name of the Lender or of the Borrower, information concerning the Collateral, or any part thereof, and the amounts owing thereon;

                  (d) to notify account debtors to make payment as directed by the Lender; and

                  (e) generally to do any and all such acts and things in relation to the Collateral as the Lender, its respective successors or assigns, shall deem advisable, including, but not limited, to, the execution of any and all financing statements and instruments contemplated under Section 2 hereof.

The Borrower declares that the appointment hereby made and the power hereby granted are coupled with an interest and shall be irrevocable by the Borrower.

         9. TERM OF AGREEMENT. This Agreement shall terminate when all payments under the Note have been made in full and all other Obligations have been paid or discharged. Upon such termination, the Lender at the request of the Borrower, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to Section 2 of this Agreement.

         10. MODIFICATION OF AGREEMENT. No modification, amendment or waiver of any provision of, nor any consent required by, this Agreement, nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and the Borrower and then such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances.

         11. REMEDIES CUMULATIVE, ETC. No right, power or remedy herein conferred upon or reserved to the Lender are intended to be exclusive of any other right, power or remedy or remedies, and each and every right, power and remedy of the Lender pursuant to this Agreement, the Loan Agreement, or the Note or now or hereafter existing at law or in equity or by statute or otherwise shall, to the extent permitted by law, be cumulative and concurrent and shall be in addition to every other right, power or remedy pursuant to this Agreement, or the Note or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers or remedies.

         12. NO WAIVER, ETC. To the fullest extent permitted by law, no failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement, the Loan Agreement, or of the Note or to exercise any right, power or remedy hereunder or thereunder or consequent upon a breach hereof or thereof, shall constitute a waiver of any such term, condition covenant, agreement, right, power or remedy or of any such breach, or preclude the Lender from exercising any such right, power or remedy at any later time or times.

         13. NOTICES. All notices, requests or instructions hereunder shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by telecopy (or like transmission), as follows:

         (1)      if to the Borrower:

                  8305 NW 27th Street, Suite 107
                  Miami, Florida 33122
                  Attention: Paul I. Mansur
                             Chief Executive Officer

                  Telecopy Number: (305) 593-8016

                  with a copy to:

                  Ira N. Rosner, Esq.
                  Greenberg Traurig, P.A.
                  1221 Brickell Avenue
                  Miami, Florida 33131

                  Telecopy Number: (305) 579-0717

         (2)      if to the Lender:

                  c/o Hanseatic Corporation
                  450 Park Avenue, Suite 2302
                  New York, New York 10022

                  Attention: Paul A. Biddelman

                  with a copy to:

                  Howard Kailes, Esq.
                  Krugman & Kailes LLP
                  Park 80 West - Plaza Two
                  Saddle Brook, New Jersey 07663

                  Telecopy Number: (201) 845-9627

Any notice so addressed and mailed shall be deemed to be given when so mailed. Any notices addressed and otherwise delivered shall be deemed to be given when actually received by the addressee. Any of the above addresses and telecopy numbers may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt.

         14. SURVIVAL OF AGREEMENT. Each representation, warranty, covenant and agreement of the herein contained, shall survive the making by the Lender of all loans and advances under the Loan Agreement and the execution and delivery to the Lender of the Note, notwithstanding any investigation at any time made by or on behalf of any party, and shall continue in full force and effect so long as any obligation is outstanding and unpaid.

         15. ENTIRE AGREEMENT. This Agreement, the Loan Agreement and the documents contemplated thereby contain the entire agreement with respect to the transactions contemplated hereby, and supersedes all prior understandings, arrangements and agreements with respect to the subject matter hereof.

         16. BENEFIT OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and may be assigned, without limitation, to the Lender's respective affiliates. Assignments of this Agreement to any non-affiliate of the Lender shall not be made without the prior written consent of the Borrower (which shall not be unreasonably withheld or delayed). The foregoing shall not in any manner restrict the grant of participation rights by the Lender with respect to the Loan and any and all rights hereunder.

         17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable in the case of agreements made and to be performed entirely within such state.

         18. CAPTIONS. The captions appearing herein are for the convenience of the parties only and shall not be construed to affect the meaning of the provisions of this Agreement.

         19. SEVERABILITY. In the event that one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision and never been contained herein.

         20. COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                           SYSTEMONE TECHNOLOGIES INC.


                                           By
                                             ------------------------------

                                           HANSA FINANCE LIMITED
                                           LIABILITY COMPANY

                                           By:  Hansabel Partners, L.L.C.,
                                                Managing Member

                                           By:  Hanseatic Corporation,
                                                Managing Member

                                           By
                                             ------------------------------